                                                                   EXHIBIT 10.10

                               PLEDGE AGREEMENT

                           ("Aviva Overseas, Inc.")

     THIS PLEDGE AGREEMENT (this "Agreement") is made as of May 31, 2000, by Aviva Overseas, Inc., a Delaware corporation (herein called "Debtor"), in favor of Crosby Capital, LLC, a Texas limited liability company ("Secured Party").

                                   RECITALS:

     1. Aviva Petroleum Inc., a Texas corporation ("Parent"), Aviva America, Inc., a Delaware corporation, ("Aviva America"), Aviva Operating Company, a Nevada Corporation ("Aviva Operating"), Argosy Energy Incorporated ("Argosy Energy"), Neo Energy, Inc., a Texas corporation ("Neo" or "Borrower"), Garnet Resources Corporation, a Delaware corporation ("Garnet") and Secured Party are parties to a Loan, Settlement and Acquisition Agreement (the "Loan Agreement") of even date herewith, pursuant to which Secured Party has agreed to renew and extend credit to Neo.

     2. Neo has executed in favor of Secured Party that certain promissory note of even date herewith, payable to the order of Secured Party in the principal amount of $2,750,000 (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, being herein collectively called the "Amended and Restated Neo Note").

     3. Aviva Operating, Garnet, Argosy Energy, Garnet PNG Corporation, a Delaware corporation ("Garnet PNG"), Aviva America, Aviva Delaware Inc., a Delaware corporation, Argosy Energy International, a Utah limited partnership ("Argosy International"), Neo, Parent, ING (U.S.) Capital Corporation, a Delaware corporation ("ING"), Chase Bank of Texas, National Association ("Chase"), the Overseas Private Investment Corporation, an agency of the United States of America ("OPIC") and ING, as Secured Party for the creditors ("Collateral Agent") are parties to a Joint Finance and Intercreditor Agreement (herein, as from time to time amended, supplemented or restated, called the "Intercreditor Agreement"), pursuant to which ING has agreed to act as Collateral Agent for the benefit of creditors.

     4. Parent owns directly, or indirectly through one or more subsidiaries, one-hundred percent (100%) of the outstanding shares of common stock of Debtor and one-hundred percent (100%) of the outstanding shares of common stock of Neo.

     5. Parent, Neo, Debtor, and the other direct and indirect subsidiaries of Parent are mutually dependent on each other in the conduct of their respective businesses under a holding company structure, with the credit needed from time to time by each often being provided by another or by means of financing obtained by one such affiliate with the support of the others for their mutual benefit and the ability of each to obtain such financing being dependent on the successful operations of the others.

     6. To induce Secured Party to renew and extend credit to Neo and accept from Neo the Amended and Restated Neo Note, Debtor has agreed to execute and deliver to Secured Party this Pledge Agreement.

     7. The board of directors of Debtor has determined that Debtor's execution, delivery and performance of this Pledge Agreement may reasonably be expected to benefit Debtor, directly or indirectly, is in the best interests of Debtor and is necessary or convenient to the conduct, promotion or attainment of the business of Debtor.

     NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to Debtor from the Secured Party's extension of credit under the Loan Agreement, and of other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, Debtor hereby agrees with the Secured Party as follows:

                    ARTICLE I - Definitions and References
                    --------------------------------------

     Section 1.1. General Definitions. As used herein, the terms defined above
                  -------------------
shall have the meanings indicated above, and the following terms shall have the following meanings:

     "Borrowers" means Neo Energy, Inc.
      ---------

     "Collateral" means all property, of whatever type, which is described in
      ----------
Section 2. 1 as being at any time subject to a security interest granted hereunder to Secured Party.

     "Commitment" means any agreement or commitment by Secured Party to make
      ----------
loans or otherwise extend credit to Debtor under any Loan Document, and any other agreement, commitment, statement of terms or other document contemplating the making of loans or advances or other extension of credit by Secured Party to or for the account of Debtor which is now or at any time hereafter intended to be secured by the Collateral under this Agreement.

     "Creditor" means Secured Party in its capacity as a Lender, its successors
      --------
and any permitted assignees.

     "Other Liable Party" means any Person, other than Debtor, but including
      ------------------
Borrower, who may now or may at any time hereafter be primarily or secondarily liable for any of the Secured Obligations or who may now or may at any time hereafter have granted to Secured Party a Lien upon any property as security for the Secured Obligations.

     "Pledged Partnership Interest" has the meaning given it in Section 2.1(a).
      ----------------------------

     "Secured Obligations" shall have the meaning given it in Section 2.2.
      -------------------

     "UCC" means the Uniform Commercial Code currently in effect in the State of
      ---
Texas as of the date hereof.

     Section 1.2. Incorporation of Other Definitions. Reference is hereby made
                  ----------------------------------
to the Loan Agreement for a statement of the terms thereof All capitalized terms used in this Agreement which are defined in the Loan Agreement and not otherwise defined herein shall have the same meanings herein as set forth therein. All terms used in this Agreement which are defined in the UCC and not otherwise defined herein or in the Loan Agreement shall have the same meanings herein as set forth therein, except where the context otherwise requires.

     Section 1.3. Attachments. All exhibits or schedules which may be attached
                  -----------
to this Agreement are a part hereof for all purposes.

     Section 1.4. Amendment of Defined Instruments. Unless the context otherwise
                  --------------------------------
requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document (including, but not limited to, references in Section 2.1) also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document, provided that nothing contained in this Section shall be construed to authorize any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.

     Section 1.5. References and Titles. All references in this Agreement to
                  ---------------------
Exhibits, Articles, Sections, subsections, and other subdivisions refer to the Exhibits, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivision are for convenience only and do not constitute any part of any such subdivision and shall be disregarded in construing the language contained in this Agreement. The words "this Agreement", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Section" and "this subsection" and similar phrases refer only to the Sections or subsections hereof in which the phrase occurs. The word "or" is not exclusive, and the word "including" (in all of its forms) means "including without limitation". Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa unless the context otherwise requires.

                        ARTICLE II -- Security Interest
                        -------------------------------

     Section 2.1. Grant of Security Interest. As collateral security for all of
                  --------------------------
the Secured Obligations, Debtor hereby pledges and assigns to Secured Party and grants to Secured Party a continuing security interest in and to all right, title and interest of the following:

     (a)  Pledged Partnership Interest. All of the following, whether now or
          ----------------------------
hereafter existing, which are owned by Debtor or in which Debtor otherwise has any rights: Debtor's interest in Argosy International (the "Partnership Interest") and any distribution of cash or other type of property with respect to the Partnership Interest.

     (b) All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or under any indemnity, warranty or guaranty by reason of loss to or otherwise with respect to any of the foregoing Collateral.

     In each case, the foregoing shall be covered by this Agreement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and however Debtor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

     Section 2.2. Secured Obligations Secured. The security interest created
                  ---------------------------
hereby in the Collateral constitutes continuing collateral security for all of the following obligations, indebtedness and liabilities, whether now existing or hereafter incurred or arising:

     (a)  Loan Agreement Indebtedness. (i) The payment, as and when due and
          ---------------------------
payable, of all amounts from time to time owing under or in respect of the Amended and Restated Neo Note, and (ii) the due performance of all other obligations of any Aviva Party under or in respect of the Loan Agreement or the various Loan Documents, including the Guaranty dated of even date herewith made by Debtor in favor of the Secured Party; provided, however, that the obligations described in subsection (i) hereof or any Loan Documents shall no longer constitute Secured Obligations upon transfer of the Amended and Restated Neo Note to Parent.

     (b)  Renewals. All renewals, extensions, amendments, modifications,
          --------
supplements, or restatements of or substitutions for any of the foregoing.

     As used herein, the term "Secured Obligations" refers to all present and
                               -------------------
future indebtedness, obligations, and liabilities of whatever type which are described above in this section, including any interest which accrues after the commencement of any case, proceeding, or other action relating to the bankruptcy, insolvency, or reorganization of the Debtor.

           ARTICLE III -- Representations, Warranties and Covenants
           --------------------------------------------------------

     Section 3.1. Representations and Warranties. Debtor represents and warrants
                  ------------------------------
to Secured Party as follows:

     (a)  Ownership Free of Liens. Debtor has good and marketable title to the
          -----------------------
Collateral free and clear of all Liens, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the Loan Agreement and Intercreditor Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral, except as provided for in the Loan Agreement and the Intercreditor Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except any which have been filed or assigned in favor of Secured Party relating to this Agreement, or under the Loan Agreement or the Intercreditor Agreement.

     (b)  No Conflicts or Consents. Neither the ownership or the intended use of
          ------------------------
the Collateral by Debtor, nor the grant of the security interest by Debtor to Secured Party herein, nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (a) any domestic or foreign law, statute, rule or regulation, (b) the articles or certificate of incorporation, charter or bylaws of Debtor, (c) any agreement, judgment, license, order or permit applicable to or binding upon Debtor or Argosy International, or (ii) result in or require the creation of any Lien, charge or encumbrance upon any assets or properties of Debtor or of Argosy International or Related Person except as expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of and no notice to or filing with, any court, governmental authority, Issuer or third party is required in connection with the grant by Debtor of the security interest herein, or the exercise by Secured Party of its rights and remedies hereunder.

     (c)  Security Interest. Debtor has and will have at all times full right,
          -----------------
power and authority to grant a security interest in the Collateral to Secured Party as provided herein, free and clear of any Lien, adverse claim, or encumbrance, except as provided for in the Loan Agreement and the Intercreditor Agreement. This Agreement creates a valid and binding security interest in favor of Secured Party in the Collateral, which security interest secures all of the Secured Obligations. The taking possession by Secured Party of all certificates, instruments and cash Collateral from time to time and the filing of the financing statements delivered concurrently herewith by Debtor to Secured Party will perfect and establish Secured Party's security interest hereunder in the Collateral securing the Secured Obligations. No further or subsequent filing, recording, registration, other public notice or other action is necessary or desirable to perfect or otherwise continue, preserve or protect such security interest except for continuation statements or filings described in Section 3.3(d).

     (d)  Location of Debtor and Records. As of the date hereof Debtor's chief
          ------------------------------
executive office and principal place of business and the office where the records concerning the Collateral are kept is located at its address set forth below.

     Section 3.2. Affirmative Covenants. Unless each Secured Party shall
                  ---------------------
otherwise consent in writing, Debtor will at all times comply with the covenants contained in this Section 3.2 from the date hereof and so long as any part of the Secured Obligations or any commitment of Secured Party to make loans is outstanding.

     (a)  Ownership and Liens. Debtor will maintain good and marketable title to
          -------------------
all Collateral free and clear of all Liens, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the Intercreditor Agreement and Loan Agreement. Debtor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Debtor will cause to be terminated any financing statement or other registration or instrument similar in effect covering all or any part of the Collateral, except those filed under the Intercreditor Agreement and the Loan Agreement, and any which have been filed in favor of, or assigned to, Secured Party relating to this Agreement. Debtor will defend Secured Party's right, title and special property and security interest in and to the Collateral against the claims of any Person.

     (b)  Further Assurances. Debtor will, at its expense and at any time and
          ------------------
from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be reasonably necessary or desirable or that Secured Party may reasonably request in order (i) to perfect and protect the security interest created or purported to be created hereby;
(ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) to otherwise effect the purposes of this Agreement, including but not limited to: (A) executing and filing such financing or continuation statements, or amendments thereto, as may be reasonably necessary or desirable or that Secured Party may reasonably request in order to perfect and preserve the security interest created or purported to be created hereby (B) delivering to Secured Party (upon request, to the extent not otherwise required hereunder to be delivered without request) all originals of chattel paper, documents or instruments which are from time to time included in the Collateral; and (C) furnishing to Secured Party from time to time statements and schedules further identifying and describing the

Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

     (c)  Inspection and Information. Debtor will keep adequate records
          --------------------------
concerning the Collateral and will permit Secured Party and all representatives appointed by Secured Party, including independent accountants, agents, attorneys, appraisers and any other persons, to inspect any of the Collateral and the books and records of or relating to the Collateral at any time during normal business hours, and to make photocopies and photographs thereof and to write down and record any information as such representatives shall obtain. Debtor will furnish to Secured Party any information which Secured Party may from time to time request concerning any covenant, provision or representation contained herein or any other matter in connection with the Collateral or Debtor's business, properties, or financial condition.

     (d)  Proceeds of Pledged Partnership Interest. If Debtor shall receive, by
          ----------------------------------------
virtue of its being or having been an owner of Pledged Partnership Interest, any
(i) stock certificate (including any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reorganization, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spinoff or split-off), promissory note or other instrument or writing; (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Partnership Interest, or otherwise; (iii) dividends payable in securities or other property, or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, Debtor shall receive the same in trust for the benefit of Secured Party, shall segregate it from Debtor's other property, and shall promptly deliver it to Secured Party in the exact form received, with any necessary endorsement or appropriate stock powers duly executed in blank, to be held by Secured Party as Collateral.

     Section 3.3. Negative Covenants. Unless Secured Party shall otherwise
                  ------------------
consent in writing, Debtor will at all times comply with the covenants contained in this Section 3.3 from the date hereof and so long as any part of the Secured Obligations or any commitment of Secured Party to make loans is outstanding.

     (a)  Transfer or Encumbrance. Debtor will not sell, assign (by operation of
          -----------------------
law or otherwise), transfer, exchange or otherwise dispose of any of the Collateral, nor will Debtor grant a lien upon, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the Intercreditor Agreement and Loan Agreement, or execute, file or record any financing statement or other registration with respect to the Collateral, nor will Debtor allow any such Lien, financing statement, or other registration to exist or deliver actual or constructive possession of the Collateral to any other Person, other than Liens in favor of Secured Party or expressly permitted by the Intercreditor Agreement and Loan Agreement.

     (b)  Impairment of Security Interest. Debtor will not take or fail to take
          -------------------------------
any action which would in any manner impair the value or enforceability of Secured Party's equal and ratable first priority security interest in any Collateral.

     (c)  Compromise of Collateral. Debtor will not adjust, settle, compromise,
          ------------------------
amend or modify any of its rights in the Collateral.

     (d)  Financing Statement Filings. Debtor recognizes that financing
          ---------------------------
statements pertaining to the Collateral have been or may be filed where Debtor maintains any Collateral, has its records concerning any Collateral or has its chief executive office or chief place of business. Without limitation of any other covenant herein, Debtor will not cause or permit any change to be made in its name, identity or corporate structure, or any change to be made to a jurisdiction other than as represented in Section 3.1 hereof in (i) the location of any records concerning any Collateral or (ii) in the location of its chief executive office or chief place of business, unless Debtor shall have notified Secured Party of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral. In any notice furnished pursuant to this subsection, Debtor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of Secured Party's security interest in the Collateral.

     (e)  Restrictions on Pledged Partnership Interests. Debtor will not enter
          ---------------------------------------------
into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of the Pledged Partnership Interest, except for those restrictions and conditions existing as of the date of this Agreement.

               ARTICLE IV -- Remedies. Powers and Authorizations
               -------------------------------------------------

     Section 4.1. Provisions Concerning the Collateral.
                  ------------------------------------

     (a)  Additional Filings. Debtor hereby authorizes Secured Party to file,
          ------------------
without the signature of Debtor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Security Agreement or of any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate.

     (b)  Power of Attorney. Debtor hereby irrevocably appoints Secured Party as
          -----------------
Debtor's attorney-in-fact and proxy, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in Secured Party's discretion, to take any action, and to execute or endorse any instrument, certificate or notice, which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement including any action or instrument: (ii) to otherwise give notification to any issuer, registrar, transfer agent, financial intermediary, or other Person of Secured Party's security interests hereunder, (iii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (iv) to receive, endorse and collect any drafts or other instruments or documents; (v) to enforce any obligations included among the Collateral; and (vi) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce, perfect, or establish the priority of the rights of Secured

Party with respect to any of the Collateral: Debtor hereby acknowledges that such power of attorney and proxy are coupled with an interest, and are irrevocable.

     (c)  Performance by Secured Party. If Debtor fails to perform any agreement
          ----------------------------
or obligation contained herein, Secured Party may itself perform, or cause performance of such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 4.5.

     (d)  Collection Rights. Secured Party shall have the right at any time,
          -----------------
upon the occurrence and during the continuance of an Event of Default, to notify (or require Debtor to notify) any or all Persons (including Argosy International) obligated to make payments which are included among the Collateral (whether accounts, general intangibles, dividends, or otherwise) of the assignment thereof to Secured Party under this Agreement and to direct such obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Secured Party and, upon such notification and at the expense of Debtor and to the extent permitted by law, to enforce collection thereof and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor could have done. After Debtor receives notice that Secured Party has given (and after Secured Party has required Debtor to give) any notice referred to above in this subsection:

     (i) all amounts and proceeds (including instruments and writings) received by Debtor in respect of such rights to payments, accounts, or general intangibles shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Debtor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary endorsement) to be, at Secured Party's discretion, either (A) held as cash collateral and released to Debtor upon the remedy of all Defaults or Events of Default then existing, or (B) if any Event of Default shall have occurred and be continuing, applied as specified in Section 4.3, and

     (ii) Debtor will not adjust, settle or compromise the amount or payment of any such account or general intangible or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.

     Section 4.2. Event of Default Remedies. When an Event of Default shall have
                  -------------------------
occurred and be continuing, Secured Party may from time to time in their discretion, without limitation and without notice except as expressly provided below or as required by applicable law:

     (a) exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein, under the other Loan Documents or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral);

     (b) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Secured Party, promptly assemble all or part of the Collateral as directed by Secured Party and make it (together with all books, records and information of Debtor relating thereto) available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

     (c) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure;

     (d) dispose of, at its office, on the premises of Debtor or elsewhere, all or any part of the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Secured Obligations have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any of the Collateral;

     (e)  buy the Collateral, or any part thereof; at any public sale;

     (f) buy the Collateral, or any part thereof; at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

     (g) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Debtor hereby consents to any such appointment; and

     (h) at its discretion, retain the Collateral in satisfaction of the Secured Obligations whenever the circumstances are such that Secured Party is entitled to do so under the UCC or otherwise (provided that Secured Party shall in no circumstances be deemed to have retained the Collateral in satisfaction of the Secured Obligations in the absence of an express notice by Secured Party to Debtor that Secured Party has either done so or intends to do so).

Debtor agrees that, to the extent notice of sale shall be required by law, at least seven (7) days' notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. A Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     Section 4.3. Application of Proceeds. If any Event of Default shall have
                  -----------------------
occurred and be continuing, Secured Party may in its discretion apply any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale of; collection from, or other realization upon all or any part of the Collateral, to any or all of the following in such order as Secured Party may elect:

     (a) To the repayment of all costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by Secured Party in connection with
(i) the administration of this Agreement, (ii) the custody, preservation, use or operation of; or the sale of; collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure of Debtor to perform or observe any of the provisions hereof;

     (b) To the payment or other satisfaction of any Liens, encumbrances, or adverse claims upon or against any of the Collateral;

     (c) To the reimbursement of Secured Party for the amount of any obligations of Debtor or any Other Liable Party paid or discharged by Secured Party pursuant to the provisions of this Agreement or the other Loan Documents, and of any expenses of Secured Party payable by Debtor hereunder or under the other Loan Documents;

     (d)  To the satisfaction of any other Secured Obligations;

     (e)  By holding the same as Collateral;

     (f) To the payment of any other amounts required by applicable law (including any provision of the UCC); and

     (g) By delivery to Debtor or to whomever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

     Section 4.4. Deficiency. In the event that the proceeds of any sale,
                  ----------
collection or realization of or upon Collateral by Secured Party are insufficient to pay all Secured Obligations and any other amounts to which Secured Party is legally entitled, Debtor shall be liable for the deficiency, together with interest thereon as provided in the governing Loan Documents or (if no interest is so provided) at such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by Secured Party to collect such deficiency.

     Section 4.5. Indemnity and Expenses. In addition to, but not in
                  ----------------------
qualification or limitation of; any similar obligations under other Loan
Documents:

     (a) Debtor will indemnify Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement), WHETHER OR NOT SUCH CLAIMS, LOSSES AND LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED BY OR ARISING OUT OF SUCH INDEMNIFIED PARTY'S OWN NEGLIGENCE, except to the extent such claims, losses or liabilities are proximately caused by Secured Party's individual gross negligence or willful misconduct.

     (b) Debtor will upon demand pay to Secured Party the amount of any and all costs and expenses, including the reasonable fees and disbursements of Secured Party's counsel and of any experts and agents, which Secured Party may incur in connection with (i) the administration of this Agreement; (ii) the custody, preservation, use or operation of; or the sale of; collection from, or other realization upon, any Collateral; (iii) the exercise or enforcement of any of the rights of Secured Party hereunder; or (iv) the failure by Debtor to perform or observe any of the provisions hereof; except costs and expenses resulting from Secured Party's gross negligence or willful misconduct.

     Section 4.6. Non-Judicial Remedies. In granting to Secured Party the power
                  ---------------------
to enforce its rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce their rights by judicial process. In so providing for non-judicial remedies, Debtor recognizes and concedes that such remedies are consistent with the usage of trade, are responsive to commercial necessity, and are the result of a bargain at arm's length. Nothing herein is intended, however, to prevent Secured Party or Debtor from resorting to judicial process at its option.

     Section 4.7. Other Recourse. Debtor waives any right to require Secured
                  --------------
Party to proceed against any other Person, to exhaust any Collateral or other security for the Secured Obligations, or to have any Other Liable Party joined with Debtor in any suit arising out of the Secured Obligations or this Agreement, or pursue any other remedy in Secured Party's power. Debtor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension for any period of any of the Secured Obligations of any Other Liable Party from time to time. Debtor further waives any defense arising by reason of any disability or other defense of any Other Liable Party or by reason of the cessation from any cause whatsoever of the liability of any Other Liable Party. This Agreement shall continue irrespective of the fact that the liability of any Other Liable Party may have ceased and irrespective of the validity or enforceability of any other Loan Document to which Debtor or any Other Liable Party may be a party, and notwithstanding any death, incapacity, reorganization, or bankruptcy of any Other Liable Party or any other event or proceeding affecting any Other Liable Party. Until all of the Secured Obligations shall have been paid in full, Debtor shall have no right to subrogation and Debtor waives the right to enforce any remedy which Secured Party has or may hereafter have against any Other Liable Party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party, without notice or demand, without any reservation of rights against Debtor, and without in any way affecting Debtor's liability hereunder or on the Secured Obligations, from time to time to (a) take or hold any other property of any type from any other Person as security for the Secured Obligations, and exchange, enforce, waive and release any or all of such other property, (b) apply the Collateral or such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (c) renew, extend for any period, accelerate, modify, compromise, settle or release any of the obligations of any Other Liable Party in respect to any or all of the Secured Obligations or other security for the Secured Obligations, (d) waive, enforce, modify, amend, restate or supplement any of the provisions of any Loan Document with any Person other than Debtor, and (e) release or substitute any Other Liable Party.

     (a) So long as no Default or Event of Default shall have occurred and be continuing Debtor may receive and retain any and all proceeds paid in respect of the Pledged Partnership Interest; provided, however, that any and all
                                  --------  -------

          (i) Proceeds paid or payable other than in cash in respect of; and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Partnership Interest, and

          (ii) Proceeds paid or payable in cash in respect of any Pledged Partnership Interest in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, shall be, and shall forthwith be delivered to Secured Party to hold as, Pledged Partnership Interest and shall, if received by Debtor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Debtor, and be forthwith delivered to Secured Party in the exact form received with any necessary endorsement duly executed in blank, to be held by Secured Party as Collateral.

     (b) Upon the occurrence and during the continuance of a Default or an Event of Default:

          (i) all rights of Debtor to receive and retain payments in connection with the Partnership Interest which it would otherwise be authorized to receive and retain pursuant to subsection (a) of this section shall automatically cease, and all such rights shall thereupon become vested in Secured Party which shall thereupon have the sole right to receive and hold as Pledged Partnership Interest such payments;

          (ii) without limiting the generality of the foregoing, Secured Party may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Partnership Interest as if it were the absolute owner thereof; including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Partnership Interest upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Issuer, or upon the exercise by any Issuer of any right, privilege or option pertaining to any Pledged Partnership Interest and, in connection therewith, to deposit and deliver any and all of the Pledged Partnership Interest with any committee, depository, transfer, agent, registrar or other designated agent upon such terms and conditions as it may determine; and

          (iii) all dividends and interest payments which are received by Debtor contrary to the provisions of subsection (b)(l) of this section shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Debtor, and shall be forthwith paid over to Secured Party as Pledged Partnership Interest in the exact form received, to be held by Secured Party as Collateral.

Anything herein to the contrary notwithstanding, Debtor may at all times exercise any and all voting rights pertaining to the Pledged Partnership Interest or any part thereof for any purpose not inconsistent with the terms of this Agreement or any other Loan Document; provided, however, that Debtor will
                                           --------  -------
not exercise or refrain from exercising any such right, as the case may be, if Secured Party gives it notice that, in Secured Party's judgment, such action would have a material adverse effect on the value of the Pledged Partnership Interest or the benefits to Secured Party of its security interest hereunder.

     Section 4.9. Private Sale of Pledged Partnership Interest. Debtor
                  --------------------------------------------
recognizes that Secured Party may deem it impracticable to effect a public sale of all or any part of the Pledged Partnership Interest and that Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof Debtor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay sale of any such securities for the period of time necessary to permit the Issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended. Debtor further acknowledges and agrees that any offer to sell such securities which has been (a) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in
  ---------
the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act), or
(b) made privately in the manner described above to not less than fifteen (15) bona fide offerees shall be deemed to involve a "public sale" for the purposes
---------
of Section 9-504(3) of the UCC (or any successor or similar, applicable statutory provision) as then in effect in the State of Texas, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, as amended, and that Secured Party may, in such event, bid for the purchase of such securities.

                          ARTICLE V -- Miscellaneous
                          --------------------------

     Section 5.1. Notices. Any notice or communication required or permitted
                  -------
hereunder shall be given as provided in the Intercreditor Agreement and Loan Agreement.

     Section 5.2. Amendments. No amendment of any provision of this Agreement
                  ----------
shall be effective unless it is in writing and signed by Debtor and Secured Party, and no waiver of any provision of this Agreement, and no consent to any departure by Debtor therefrom, shall be effective unless it is in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and to the extent specified in such writing.

     Section 5.3. Preservation of Rights. No failure on the part of Secured
                  ----------------------
Party to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. Neither the execution nor the delivery of this Agreement shall in any manner impair or affect any other security for the Secured Obligations. The rights and remedies of Secured Party provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of; any rights or remedies provided by law. The rights of Secured Party under any Loan Document against any party thereto are not conditional or contingent on any attempt by Secured Party to exercise any of its rights under any other Loan Document against such party or against any other Person.

     Section 5.4. Unenforceability. Any provision of this Agreement which is
                  ----------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 5.5. Survival of Agreements. All representations and warranties of
                  ----------------------
Debtor herein, and all covenants and agreements herein shall survive the execution and delivery of this Agreement, the execution and delivery of any other Loan Documents and the creation of the Secured Obligations.

     Section 5.6. Other Liable Party. Neither this Agreement nor the exercise by
                  ------------------
Secured Party or the failure of Secured Party to exercise any right, power or remedy conferred herein or by law shall be construed as relieving any Other Liable Party from liability on the Secured Obligations or any deficiency thereon. This Agreement shall continue irrespective of the fact that the liability of any Other Liable Party may have ceased or irrespective of the validity or enforceability of any other Loan Document to which Debtor or any Other Liable Party may be a party, and notwithstanding the reorganization, death, incapacity or bankruptcy of any Other Liable Party, and notwithstanding the reorganization or bankruptcy or other event or proceeding affecting any Other Liable Party.

     Section 5.7. Binding Effect and Assignment. This Agreement creates a
                  -----------------------------
continuing security interest in the Collateral and (a) shall be binding on Debtor and its successors and permitted assigns and (b) shall inure, together with all rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing, Secured Party may (except as otherwise provided in the Intercreditor Agreement and Loan Agreement) pledge, assign or otherwise transfer any or all of its rights under any or all of the Loan Documents to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to Secured Party, herein or otherwise. None of the rights or duties of Debtor hereunder may be assigned or otherwise transferred without the prior written consent of Secured Party.

     Section 5.8. Termination. It is contemplated by the parties hereto that
                  -----------
there may be times when no Secured Obligations are outstanding, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Secured Obligations. Upon the satisfaction in full of the Secured Obligations, upon the termination or expiration of the Intercreditor Agreement and Loan Agreement and any other commitment of Creditors to extend credit to Debtor, and upon written request for the termination hereof delivered by Debtor to Secured Party, this Agreement and the security interest created hereby shall terminate and all rights to the Collateral shall revert to Debtor. Secured Party will, upon Debtor's request and at Debtor's expense, (a) return to Debtor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof; and (b) execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

     Section 5.9. Governing Law. This Agreement shall be governed by and
                  -------------
construed in accordance with the laws of the State of Texas applicable to contracts made and to be performed entirely within such State, except as required by mandatory provisions of law and except to the extent that the perfection and the effect of perfection or non-perfection of the security interest created hereunder, in respect of any particular collateral, are governed by the laws of a jurisdiction other than such State.

     Section 5.10. Counterparts. This Agreement may be separately executed in
                   ------------
any number of counterparts, all of which when so executed shall be deemed to constitute one and the same Agreement.

     IN WITNESS WHEREOF, Debtor has caused this Agreement to be executed and delivered this Agreement by its officer thereunto duly authorized, as of the date first above written.

                                                     AVIVA OVERSEAS INC.



                                                     By: /s/ R. Suttill
                                                        ---------------------
                                                         Name:  Ron Suttill
                                                         Title:  President